Defiance Daily Target 2X Long ORCL ETF
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 3.5%	Shares	Value
Software - 3.5%
Oracle Corp.	5,882	$1,492,675
TOTAL COMMON STOCKS (Cost $1,317,575)		1,492,675

SHORT-TERM INVESTMENTS - 4.2%
Money Market Funds - 4.2%
First American Government Obligations Fund - Class X, 4.23%(a)	1,747,392	1,747,392
TOTAL SHORT-TERM INVESTMENTS (Cost $1,747,392)		1,747,392

TOTAL INVESTMENTS - 7.7% (Cost $3,064,967)		3,240,067
Other Assets in Excess of Liabilities - 92.3%		38,651,720
TOTAL NET ASSETS - 100.0%		$41,891,787
two		–%
Percentages are stated as a percent of net assets.		–%

(a)	The rate shown represents the 7-day annualized effective yield as of July 31, 2025.

Defiance Daily Target 2X Long ORCL ETF
Schedule of Total Return Swap Contracts
July 31, 2025 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Oracle Corp.	Cantor Fitzgerald & Co.	Receive	OBFR + 1.40%	Termination (a)	03/09/2026	$25,123,230	$3,723,047
Oracle Corp.	Marex Capital Markets, Inc.	Receive	OBFR + 2.00%	Monthly (b)	03/13/2026	24,030,750	–
Oracle Corp.	Nomura Securities International, Inc.	Receive	OBFR + 4.00%	Termination (a)	07/30/2026	33,116,985	3,198,505
Net Unrealized Appreciation (Depreciation)							$6,921,552

There are no upfront payments or receipts associated with total return swaps in the Fund as of July 31, 2025.

(a) Financing reset of swap is effective on the last day of each month. Equity reset of swap is effective on termination.
(b) Financing and equity reset of swap is effective on the last day of each month and periodically throughout the month.

OBFR - Overnight Bank Funding Rate was 4.33% as of July 31, 2025.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Defiance Daily Target 2X Long ORCL ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total

Investments:
Common Stocks	$1,492,675	$–	$–	$1,492,675
Money Market Funds	1,747,392	–	–	1,747,392
Total Investments	$3,240,067	$–	$–	$3,240,067

Other Financial Instruments:
Total Return Swaps*	$–	$6,921,552	$–	$6,921,552
Total Other Financial Instruments	$–	$6,921,552	$–	$6,921,552

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of July 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.